Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Cambridge Heart, Inc. (the “Company”) for the three month period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, David A. Chazanovitz, Chief Executive Officer and acting Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID A. CHAZANOVITZ
Dated: August 15, 2005	David A. Chazanovitz Chief Executive Officer and acting Chief Financial Officer